Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

RE:	Separate Account VA-6NY of TFLIC
File No. 811-08677, CIK 0001044601
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-6NY of TFLIC, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the following underlying management investment companies: Transamerica Series Trust; The Alger American Fund; AllianceBernstein Variable Products Series Fund, Inc.; Dreyfus Variable Investment Fund; Janus Aspen Series; MFS® Variable Insurance Trust; The Universal Institutional Funds, Inc.; Premier VIT; and PIMCO Variable Insurance Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

•	Transamerica Series Trust (CIK: 778207) filed March 7, 2008.

•	The Alger American Fund (CIK: 832566) filed February 22, 2008.

•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 825316) filed February 25, 2008.

•	Dreyfus Variable Investment Fund (CIK: 813383) filed February 21, 2008.

•	Janus Aspen Series (CIK: 906185) filed February 28, 2008.

•	MFS® Variable Insurance Trust (CIK: 918571) filed March 10, 2008.

•	The Universal Institutional Funds, Inc. (CIK: 1011378) filed March 10, 2008.

•	Premier VIT (CIK: 923185) filed March 10, 2008.

•	PIMCO Variable Insurance Trust (CIK: 1047304) filed February 29, 2008.

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Assistant Vice President
Transamerica Financial Life Insurance Company